RYDEX VARIABLE TRUST

All-Asset Aggressive Strategy Fund

Supplement dated September 13, 2012

to the Statutory Prospectus of the above listed Fund

dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Statutory Prospectus (the “Prospectus”) listed above and should be read in conjunction with the Prospectus.

Effective immediately, the All-Asset Aggressive Strategy Fund’s “Fees and Expenses of the Fund” table in the Fund’s “Fund Summary” section is revised to correct an overstatement of the Fund’s “Other Expenses” from 0.80% to 0.08%.  As a result of this correction, the Fund’s “Total Annual Fund Operating Expenses” is also revised from 1.82% to 1.10%. For ease of reference, the corrected “Fees and Expenses of the Fund” table is included below.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	1.02%
Total Annual Fund Operating Expenses*	1.10%

*           The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

In addition, the amounts set forth under the “Example” heading in the Fund’s “Fund Summary” section is revised to reflect the Fund’s lower “Total Annual Fund Operating Expenses.” The revised amounts are set forth below.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Finally, the Fund’s “Total Expenses” as set forth in the Fund’s “Financial Highlights” table is also revised to reflect the Fund’s lower “Total Annual Fund Operating Expenses” less “Acquired Fund Fees and Expenses” for the fiscal year ended December 31, 2011.  Therefore, under the headings “Financial Highlights - All-Asset Aggressive Strategy Fund,” the “Total Expenses” of the Fund for the fiscal year ended December 31, 2011 are revised from 0.80% to 0.08%.

Shareholders may contact Guggenheim Investments Client Services at 800.820.0888 with any questions regarding the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.